Exhibit 99.1

ENDO PHARMACEUTICALS

Piper Jaffray Health Care Conference

What drives us…

November 29, 2006

…is our passionate pursuit of improving patients’ lives.

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products; the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

What drives us…

© 2006 Endo Pharmaceuticals

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Endo Profile – Leader in Pain Management

Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas Established commercial capability Pipeline focused on delivering and executing Strong cash flow and no debt

What drives us…

© 2006 Endo Pharmaceuticals

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Growth Strategy

Capitalize on established brand names and brand awareness Develop/acquire proprietary products Build balanced, sustainable pipeline Strengthen position in Pain Management and drive expansion into complementary therapeutic areas such as:

Neurology Perioperative Care Supportive Care Oncology

What drives us…

© 2006 Endo Pharmaceuticals

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Generic Product Strategy

Selective focus on:

Niche therapeutic areas Difficult-to-develop generics

Current marketed portfolio substantially consists of:

Oxycodone ER (until 12/31/06) Endocet® Morphine Sulfate ER

What drives us… 4

© 2006 Endo Pharmaceuticals

Sound Financial Condition

Selected Financial Data

(millions)

2002 2003 2004 2005 9/30/06 Cash & Cash Equivalents $56.9 $229.6 $278.0 $501.0 $674.7 Working Capital $105.1 $287.9 $294.3 $483.9 $657.6 Total Debt — — — — — Stockholders’ Equity $352.7 $567.6 $656.0 $843.4 $1,026.7

Net Cash from Operating $110.0 $217.4 $170.5 $284.6 $275.5 Activities

What drives us… 5

© 2006 Endo Pharmaceuticals

Strong Financial Growth

(millions, except per share)

Net Sales Net Income $1,000 $800 $600 $400 $200 $0 $399.0

$30.8 $595.6

$69.8 $615.1

$143.3 $820.2

$202.3

2002 2003 2004 2005

Diluted EPS $0.30 $0.53 $1.08 $1.52

What drives us… 6

© 2006 Endo Pharmaceuticals

Lidoderm®—A True Success Story

Lidocaine 5% topical patch

Patent protection until 2015 Acts locally—no therapeutically meaningful blood levels

First FDA-approved drug for treatment of pain of PHN Provides analgesia (but no anesthesia) directly to affected nerves

What drives us… 7

© 2006 Endo Pharmaceuticals

Lidoderm® Net Sales Growth

($ in millions) $600 $500 $400 $300 $200 $100 $0 $83

2002 $178

2003 $309

2004 $419

2005 $540

‘02 -

‘05 CAGR 71%

2006*

*Represents high end of company guidance

What drives us… 8

© 2006 Endo Pharmaceuticals

Frova® Profile

Triptan indicated for acute treatment of migraine headaches in adults Market differentiation based on low recurrence rate, long half-life Potential label expansion for menstrual migraine prophylaxis represents significant market opportunity

What drives us… 9

© 2006 Endo Pharmaceuticals

SyneraTM Profile

Topical, local anesthetic patch to numb the skin before various medical procedures Benefits include fast onset of action, ease of administration Primary market is hospitalized pediatric patients Potential label expansion in pediatric immunization (studies planned)

What drives us… 10

© 2006 Endo Pharmaceuticals

Opana® ER and Opana® Review

What drives us… 11

© 2006 Endo Pharmaceuticals

Opana® ER – Broad Label

Broad indication: For the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid treatment for an extended period of time

First time oxymorphone available in oral ER formulation Proven efficacy in broad range of appropriate pain patients Proven twice-daily dosing

Effective pain control shown at stable dose for three-months in clinical trials underscores durability of Opana® ER’s analgesic effect Generally well-tolerated when titrated effectively*

* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

What drives us… 12

© 2006 Endo Pharmaceuticals

Multiple Formulations = Continuum of Care

Opana® (immediate-release)—Indicated for relief of

moderate-to-severe acute pain where the use of an opioid is appropriate

Complementary to Opana® ER

Injectable formulation to be re-launched by year-end under new trade name Opana® Injection Multiple formulations offer complete continuum of care

Gives physicians the capability to use the most appropriate formulation of Opana® (ER, IR, Injection) for each patient

What drives us… 13

© 2006 Endo Pharmaceuticals

Opana® ER Commercial Strategy

Competes in $3.2 billion long-acting strong opioid market Expanded sales forces promoting Opana® ER/Opana® in the primary position to targeted audience of 68K experienced opioid prescribers Steady growth in Rx demand since mid-September following initiation of marketing campaign and availability of promotional materials Full slate of promotional activities now underway

What drives us… 14

© 2006 Endo Pharmaceuticals

Significant Pipeline Opportunities

Filed Status

Frova® (Menstrual migraine prevention)(1) PDUFA date May 19, 2007

Selected Endo Development Projects

Rapinyl™(2) (Breakthrough cancer pain) Phase III Ketoprofen patch(2) (Soft-tissue injuries) Phase III

EN 3285 (Oral mucositis) Phase II

Sufentanil patch(2) (Chronic pain) Phase I

(1)	Licensed marketing rights
(2)	Licensed marketing and development rights

What drives us… 15

© 2006 Endo Pharmaceuticals

Frova® in MM: Near-Term Opportunity

Two double-blind, placebo-controlled studies in Menstrual Migraine (“MM”) prophylaxis; long-term open-label safety & tolerance study Frova® taken for six days, starting two days prior to onset of expected MM headache Primary efficacy endpoint: reduction in the incidence of MM headache (statistical and clinical significance achieved in both trials) p<0.0001 to p < 0.01 (vs. placebo)

Secondary endpoints — reduction in severity and duration of MM headache — also achieved sNDA accepted for review; PDUFA date of 5/19/07 confirmed

What drives us… 16

© 2006 Endo Pharmaceuticals

RapinylTM

Oral, fast-dissolving sublingual fentanyl tablet Intended for the treatment of breakthrough cancer pain

Expected to compete with Actiq and Fentora

Anticipated benefits include

Fast onset of action

Enhanced absorption characteristics Added convenience

Currently in Phase III

What drives us… 17

© 2006 Endo Pharmaceuticals

Topical Ketoprofen Patch

Topical patch intended for localized treatment of acute pain associated with soft-tissue injuries such as tendonitis/bursitis, joint sprains or strains Ketoprofen (NSAID) currently only available in U.S. in oral form Will compete in ~$2.5 billion soft-tissue injury market primarily consisting of NSAIDs and COX-IIs Anticipated benefits include:

Bypassing the bloodstream Local/targeted pain control Once-daily dosing

Three Phase III trials ongoing

What drives us… 18

© 2006 Endo Pharmaceuticals

EN 3285 – Oral Mucositis Agent

Key product obtained in RxKinetix acquisition

Patent-protected oral rinse formulated using proprietary ProGelz® delivery platform for prevention of oral mucositis About 400,000 patients per year in U.S. develop OM

Only FDA-approved treatment is IV infusion

Anticipated benefits of EN 3285 include:

Ease of use for patients No systemic side-effects

What drives us… 19

© 2006 Endo Pharmaceuticals

Transdermal Sufentanil Patch

Transdermal patch intended for moderate-to-severe chronic pain Will compete in the ~$3.2 billion strong opioid market Follow-on to Duragesic Anticipated benefits include:

Convenience/compliance of seven-day dosing vs. three days Smaller patch—20% the size of Duragesic

Phase I product characterization ongoing

What drives us… 20

© 2006 Endo Pharmaceuticals

Key Milestones for 2006-2007

Building a solid platform for sustainable growth:

FDA action letter on Frova® sNDA in MM 5/19/07 Launch Opana® ER and Opana® Ongoing Launch SyneraTM Ongoing Advance pipeline development Ongoing Acquire / in-license opportunities in pain and complementary areas Ongoing

What drives us… 21

© 2006 Endo Pharmaceuticals

Summary

Market leader in pain management; expanding into complementary therapeutic areas Increasingly diverse revenue base Well-developed commercial capability Very broad and deep pain management pipeline Strong financial condition

What drives us… 22

© 2006 Endo Pharmaceuticals

ENDO PHARMACEUTICALS

Nasdaq: ENDP

What drives us…

…is our passionate pursuit of improving patients’ lives.